Exhibit 32.1

Certification of the Chief Executive Officer and the Chief Financial Officer Pursuant to 18 U.S.C. Section 1350, as Adopted
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
Michael C. Kaufmann, Chief Executive Officer of Cardinal Health, Inc. (the “Company”) and Jason M. Hollar, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, that:
(1)the Periodic Report on Form 10-Q for the quarter ended March 31, 2022 containing the financial statements of the Company (the “Periodic Report”), which this statement accompanies, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and
(2)the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Dated: May 5, 2022

/s/ MICHAEL C. KAUFMANN
Michael C. Kaufmann
Chief Executive Officer

/s/ JASON M. HOLLAR
Jason M. Hollar
Chief Financial Officer